SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

MIDCAROLINA FINANCIAL

CORPORATION

(Exact Name of Registrant as specified in its charter)

North Carolina	000-49848	56-2006811
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3101 South Church Street, Burlington, North Carolina 27215

(Address of principal executive offices)

Registrant’s telephone number, including area code (336) 538-1600

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

The Board of Directors of MidCarolina Financial Corporation (the “Company”) has approved a 6 for 5 stock split in the form of a stock dividend payable on January 14, 2005 to shareholders of record on December 15, 2004. A copy of the Company’s press release making these announcements is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated November 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAROLINA FINANCIAL CORPORATION
By:	/s/ Randolph J. Cary, Jr.
Randolph J. Cary, Jr.
President and Chief Executive Officer

Dated: November 30, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 30, 2004